June 22, 2021

Q3 ALL-WEATHER SECTOR ROTATION FUND

Investor Class (QAWSX)

Institutional Class (QAISX)

Q3 ALL-WEATHER TACTICAL FUND

Investor Class (QAWTX)

Institutional Class (QAITX)

C Class (QACTX)

Each A Series of Ultimus Managers Trust

Supplement to Summary Prospectus and Prospectus

dated February 28, 2021

This supplement updates certain information in the Summary Prospectus (“Summary Prospectus”) and the Prospectus (“Prospectus”) of the Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (collectively, the “Funds”), each a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of a Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.Q3AllWeatherFunds.com or call the Funds toll free at 1-855-784-2399.

The following changes are made in the Summary Prospectus and Prospectus.

For the Q3 All-Weather Sector Rotation Fund, the following replaces, in its entirely, the section entitled “Minimum Initial Investment” on page 5 of the Summary Prospectus and in the section entitled “Purchase and Sale of Fund Shares”, the sub-section entitled “Minimum Initial Investment” on page 8 of the Prospectus:

The minimum initial investment amounts are as follows:

Investor Class: $ 1,250

Institutional Class: $500,000

These amounts may be waived at the Adviser’s discretion.

For the Q3 All-Weather Tactical Fund, the following replaces, in its entirely, the section entitled “Minimum Initial Investment” on page 5 of the Summary Prospectus and in the section entitled “Purchase and Sale of Fund Shares”, the sub-section entitled “Minimum Initial Investment” on page 18 of the Prospectus:

The minimum initial investment amounts are as follows:

Investor Class: $ 1,250

Institutional Class: $500,000

C Class: $1,000

These amounts may be waived at the Adviser’s discretion.

The following changes are made in the Prospectus.

The following replaces, in its entirely, the section entitled “Share Classes” starting on page 30 of the Prospectus:

Set forth below is information about the manner in which each Fund offers shares, including its share class structure.

The Sector Rotation Fund currently offers two share classes: Institutional Class shares and Investor Class shares. The Tactical Fund currently offers three share classes: Institutional Class shares, Investor Class shares, and C Class shares. Each class of a given Fund invests in the same portfolio securities, but each class has its own expense structure, as illustrated in each Fund’s Summary section. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and intended length of your investment. For example, while Institutional Class shares require a larger initial investment, they have lower annual expenses than Investor or C Class shares because there are no 12b-1 fees, and this will cost you less over time. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services.

Institutional Class Shares.

●	Institutional Class shares are available for purchase for a minimum initial investment of $500,000. There is no minimum subsequent investment limit.

●	Institutional Class shares are purchased at NAV, and do not have an initial sales charge.

●	Institutional Class shares are not subject to any contingent deferred sales charge.

●	Institutional Class shares are not subject to a 12b-1 fee.

●	Institutional Class shares are subject to an administrative services plan fee of up to 0.25% of the class’ average annual daily net assets, as described in the section titled, “Administrative Services Plan,” below.

Investor Class Shares.

●	Investor Class shares have a minimum initial investment of $1,250. There is no minimum subsequent investment limit.

●	Investor Class shares are purchased at NAV, and do not have an initial sales charge.

●	Investor Class shares are not subject to any contingent deferred sales charge.

●	Investor Class shares are subject to a 12b-1 fee up to 0.25% of the class’ average annual daily net assets, as described in the section titled, “Distribution Plan,” below.

●	Investor Class shares are not subject to an administrative services plan fee.

C Class Shares (exclusively for the Tactical Fund).

●	C Class shares have a minimum initial investment of $1,000. There is no minimum subsequent investment limit.

●	C Class shares are purchased at NAV, and do not have an initial sales charge.

●	C Class shares are not subject to any contingent deferred sales charge

●	C Class shares are subject to an ongoing distribution and service 12b-1 fee equal to 1.00% of the class’ average annual daily net assets, as described in the section titled, “Distribution Plan,” below.

●	C Class shares are not subject to an administrative services plan fee.

The following replaces, in its entirely, in the section entitled “How to Buy Shares”, the sub-section entitled “Minimum Initial Investment” on page 34 of the Prospectus:

The minimum initial investment amounts for each Fund are as follows:

Investor Class:	$1,250

Institutional Class:	$500,000

C Class (exclusively for the Tactical Fund):	$1,000

These amounts may be waived or reduced at the Adviser’s discretion. For Fund shareholders as of June 22, 2021, the minimum initial investment amount shall remain the same amount as in effect at the time of the initial investment, which was $250 for Investor Class; $500,000 for Institutional Class and no minimum for C Class.

The following new sentence is added in the section entitled “How to Redeem Shares”, to the sub-section entitled “Minimum Account Balance” on page 41 of the Prospectus:

For Fund shareholders as of June 22, 2021, the Minimum Account Balance shall be the Fund’s initial investment minimum amount as in effect at the time of their initial investment, which was $250 for Investor Class; $500,000 for Institutional Class and no minimum for C Class.

If you have any questions regarding the Funds, please call 1-855-784-2399.

Investors Should Retain this Supplement for Future Reference.